UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021
eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7008
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 on Form 8‑K/A (“Amendment No. 2”) amends the Current Report on Form 8‑K of eBay Inc., a Delaware corporation (“eBay”), filed with the Securities and Exchange Commission on June 25, 2021 (the “Initial Form 8‑K”) as amended on June 30, 2021 (“Amendment No. 1”), which described, among other matters, eBay’s completed transfer of its Classifieds business to Adevinta ASA, a public company with limited liability organized under the laws of Norway (“Adevinta”), pursuant to a Transaction Agreement, dated July 20, 2020, in exchange for (a) $2.5 billion in cash, subject to certain adjustments specified therein for indebtedness and cash, and (b) 540 million Adevinta shares, consisting of 342 million ordinary shares and 198 million shares of a newly created class of nonvoting shares (the “Transaction”).

As indicated in the Initial Form 8‑K, this Amendment No. 2 amends and supplements the Initial Form 8‑K to include the financial statements of Adevinta and the unaudited pro forma financial information required by Item 9.01 (a) and 9.01 (b) of Form 8‑K in connection with the Transaction. No other amendments to the Initial Form 8‑K or Amendment No. 1 are being made by this Amendment No. 2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired

The audited consolidated financial statements of Adevinta as of and for the year ended December 31, 2020, including the Independent Auditor’s report issued by Ernst & Young AS dated August 27, 2021, are incorporated in their entirety herein as Exhibit 99.1.

The unaudited consolidated interim financial statements of Adevinta as of and for the three months ended March 31, 2021 are incorporated in their entirety herein as Exhibit 99.2.

(b) Pro forma financial information.

Acquisition of Adevinta

Pro forma financial information with respect to the acquisition of a minority stake in Adevinta is not required to be filed with this Current Report on Form 8-K/A, as eBay has elected to recognize its financial interest in Adevinta using the fair value option. Instead, the Company is providing a narrative discussion of how the acquisition impacts its balance sheet and statement of income.

The acquired financial interest of Adevinta is classified as an equity method investment on the Company’s consolidated balance sheet. Subsequent changes in fair value of the acquired interest between the reporting periods is recognized in net income within Interest and other, net, on the Company’s consolidated statement of income.

(d) Exhibits

23.1	Consent of Ernst & Young AS
99.1	Audited consolidated financial statements of Adevinta ASA as of and for the year ended December 31, 2020
99.2	Unaudited consolidated financial statements of Adevinta ASA as of and for the quarter ended March 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: August 31, 2021	/s/ Marc D. Rome
Name: Marc D. Rome
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary